JOINT FILING STATEMENT PURSUANT
                          TO RULE 13-d-1(f)1(iii)


          The undersigned hereby agree that this statement shall be filed on behalf of each of them.


                                   August 22, 1994
                                         (Date)

                                   CREDIT LYONNAIS

                                 /s/ G.E. Dufour
                              _____________________________
                                         (Signature)


                                     G.E. Dufour Directeur
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                              _____________________________
                                         (Name/Title)


                                      August 22, 1994
                                         (Date)


                                   CREDIT LYONNAIS
                                   INTERNATIONAL SERVICES


                                        /s/ Michel Severe
                                   _____________________________
                                         (Signature)


                                 M. Severe Attorney-in-fact
                                   _____________________________
                                         (Name/Title)


                                    August 22, 1994
                                        (Date)
                                   MGM HOLDINGS CORPORATION


                                        /s/ G.E. Dufour
                                   _____________________________
                                         (Signature)


                                    G.E. Dufour   Secretary
                                   _____________________________
                                         (Name/Title)
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